UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 18, 2011

Dorman Products, Inc.

(Exact name of Registrant as Specified in Charter)

Pennsylvania	000-18914	23-2078856
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 East Walnut Street, Colmar, Pennsylvania 18915

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (215) 997-1800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

On May 18, 2011, the Board of Directors of Dorman Products, Inc. (the “Company”) terminated the Company’s Employee Stock Purchase Plan dated October 1, 1992 (the “Plan”). The effective date of termination is December 31, 2011. Under the terms of the Plan, employees were entitled to purchase common stock of the Company at a price equal to 85% of the fair market value of the shares on the date of purchase. The Plan was intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company’s shareholders was held on May 18, 2011. During this Annual Meeting, shareholders were asked to consider and vote upon four proposals: (1) to elect five of the Company’s five nominees as directors, each to serve for a term of one year to expire at the next annual meeting of shareholders and until his successor has been selected and qualified, (2) an advisory vote on executive compensation, (3) an advisory vote on the frequency of the advisory vote on executive compensation, and (4) an advisory vote to ratify KPMG LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year.

On the record date of March 25, 2011, there were 17,925,623 shares of the Company’s common stock issued and outstanding and entitled to vote at the annual meeting. For each proposal, the results of the shareholder voting were as follows:

1.	The following nominees were elected to serve as directors for a term of one year to expire at the next annual meeting of shareholders and until his successor has been selected and qualified based upon the following votes:

Name	For	Withhold Authority
Steven L. Berman	15,764,997	58,995
John F. Creamer, Jr.	15,705,106	118,886
Paul R. Lederer	15,705,256	118,736
Edgar W. Levin	15,710,056	113,936
Richard T. Riley	15,524,913	299,079

Broker Non-Votes for the election of directors totaled 1,680,944.

2.	The executive compensation of the Company’s executive officers, as described in the proxy statement, was approved on an advisory basis based upon the following votes:

Votes in Favor	Votes Against	Abstain	Broker Non-Vote
15,694,352	119,385	10,255	1,680,944

3.	The shareholders recommended a frequency vote on the advisory vote on executive compensation to be held every three years. The result of the advisory vote on the frequency of future advisory votes on executive compensation is based upon the following votes:

One Year	Two Years	Three Years	Abstain
7,202,018	7,898	8,608,607	4,113

In line with the shareholders’ recommendation, the Company’s Board has determined to hold the advisory vote on executive officer compensation every three years until the Company is required to hold another advisory vote on the frequency of the advisory vote on executive officer compensation, which will occur no later than our annual meeting in 2017.

4.	KPMG LLP was ratified as the Company’s independent public accounting firm for the 2011 fiscal year based upon the following votes:

Votes in Favor	Votes Against	Abstain
17,437,821	55,878	11,237

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORMAN PRODUCTS, INC.

Date: May 19, 2010	By:	/s/ Matthew Kohnke
Name: Matthew Kohnke
Title: Chief Financial Officer